John Hancock Bond Fund (the "fund")
Supplement dated 3-21-2013 to the current Prospectuses
In the "Fund summary – Principal investment strategies" section, the first paragraph is amended and restated, as follows:
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of its net assets in debt securities that are rated, at the time of acquisition, below investment-grade (i.e., "junk bonds"), as low as CC by Standard & Poor's Ratings Services (S&P) or Ca by Moody's Investors Service, Inc. (Moody's), or in unrated securities determined by the fund's investment adviser or subadviser to be of comparable credit quality. There is no limit on the fund's average maturity.